UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023 (December 21, 2023)

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	001-41654	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue

Costa Mesa, CA 92626

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	NASDAQ

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2023, Clean Energy Technology, Inc., a Nevada corporation (the “Company”) closed the transactions contemplated by the Securities Purchase Agreement with 1800 Diagonal Lending LLC (“Diagonal”) dated December 21, 2023 (the “Securities Purchase Agreement”) pursuant to which the Company issued to Diagonal a $92,000 Convertible Promissory Note, due October 30, 2024 (the “Note”) for a purchase price of $80,000 plus an original issue discount in the amount of $12,000, and a one-time interest charge of $9,200. The Company shall make ten (10) payments each in the amount of $10,120 to Diagonal every month, with the first one due January 30, 2024.

The principal and interest of the Note may be converted in whole or in part at any time on or following the issue date, into common stock of the Company, par value $.001 share (“Common Stock”), subject to anti-dilution adjustments and for certain other corporate actions subject to a beneficial ownership limitation of 4.99% of Diagonal and its affiliates. The per share conversion price into which principal amount and accrued interest may be converted into shares of Common Stock equals $1.60, subject to adjustment as provided in the Note. Upon an event of default, the Note will become immediately payable and the Company shall be required to pay a default rate of interest of 22% per annum. The Note contains customary representations, warranties and covenants of the Company.

The Securities Purchase Agreement provides customary representations, warranties and covenants of the Company and Diagonal as well as providing Diagonal with registration rights.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Note and is qualified by reference to the Securities Purchase Agreement and the Note filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement between Clean Energy Technologies, Inc. and 1800 Diagonal Lending LLC dated December 21, 2023.
10.2	Convertible Promissory Note dated December 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	December 27, 2023